UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 __________________________
FORM 8-K
 __________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest reported event): August 7, 2019
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BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-12822	58-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Suite 260
Atlanta Georgia 30328
(Address of Principal Executive Offices)
(770) 829-3700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
 __________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BZH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2019, Beazer Homes USA, Inc. (the “Company”) announced a comprehensive, long-term board succession plan under which two new independent directors, David Spitz and Chris Winkle, have been elected to the Board of Directors (the “Board”) and three of the Company’s current directors, Brian Beazer, Stephen Zelnak and Peter Leemputte, will not stand for reelection at the Company’s next annual meeting of stockholders.

The decisions by Messrs. Beazer, Zelnak and Leemputte to retire were not the result of any disagreement with the Company on any matter regarding the Company’s operations, policies or practices. Mr. Beazer, the Company’s founder and Chairman Emeritus, has served as a director of the Company since its initial public offering in 1994, while Mr. Zelnak, the current Chairman, and Mr. Leemputte, a former Chairman of the Audit and Compensation Committees, have each served for over 14 years.

Messrs. Spitz and Winkle will serve as independent directors, effective immediately, and have been appointed to the Board’s Compensation Committee and Finance Committee, respectively.

Messrs. Spitz and Winkle will receive the same compensation as other non-employee directors of the Company pursuant to the Company's director compensation program for non-employee directors, which, for fiscal 2019, will be prorated for the portion of the year served. Accordingly, in connection with their appointment, Messrs. Spitz and Winkle were each granted an award of restricted stock valued at $15,342. Each award vests on the first anniversary of the grant date. A description of the Company's non-employee director compensation program may be found under the heading "Non-Employee Director Compensation" on pages 14 and 15 of the Company's Proxy Statement for its 2019 annual meeting of stockholders held on February 6, 2019, as filed with the Securities and Exchange Commission on December 21, 2018. Messrs. Spitz and Winkle also will enter into the Company's standard indemnification agreement for directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press released dated August 7, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: August 7, 2019	By:	/s/ Keith L. Belknap
Keith L. Belknap Executive Vice President, General Counsel and Corporate Secretary